SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 16, 1998

                 WNC Housing Tax Credit Fund VI, L.P., Series 5
             (Exact name of registrant as specified in its charter)

  California                        0-24855                       33-0745418
(State or other jurisdiction      (Commission                   (IRS Employer
   of incorporation)               File Number            Identification Number)

                3158 Redhill Avenue, Suite 120, Costa Mesa 92626
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code     (714)662-5565

                                       N/A
          (Former name or former address, if changed since last report)

Item 4.           Changes in Registrant's Certifying Accountant.

(a)(1)   (i)      On December 16, 1998, Corbin & Wertz,  Irvine,  California
                  was  dismissed  as  the  registrant's   principal  independent
                  accountant.

         (ii) During the last two fiscal years of the registrant the reports of Corbin & Wertz respecting the financial statements of the registrant did not contain an adverse opinion or a disclaimer of opinion, nor were any such reports qualified or modified as to uncertainty, audit scope, or accounting principles.

         (iii) The decision to change accountants was approved by the board of directors of WNC & Associates, Inc., the general partner of the registrant.

         (iv) During the last two fiscal years and subsequent interim period of the registrant there were no disagreements between Corbin & Wertz and the registrant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure of the nature described in Item 304(a)(1)(iv) of Securities and Exchange Commission Regulation S-K.

         (v) During the last two fiscal years and subsequent interim period of the registrant there were no reportable events of the nature described in Item 304(a)(1)(v) of Securities and Exchange Commission Regulation S-K.

(a)(2) On December 16, 1998, BDO Seidman, LLP, Costa Mesa, California was engaged as the registrant's principal independent accountant. During the last two fiscal years and subsequent interim period of the registrant, the registrant did not consult BDO Seidman, LLP regarding
         (i) either, the application of accounting principles to a specified transaction; or the type of audit opinion that might be rendered on the registrant's financial statements, or (ii) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Securities and Exchange Commission Regulation S-K) or was a reportable event (as defined in Item 304(a)(1)(v) of Securities and Exchange Commission Regulation S-K).

Item 7.           Financial Statements and Exhibits.

(a)      Financial Statements of Businesses Acquired.

         Inapplicable.

(b)      Pro forma financial information.

         Inapplicable.

(c)      Exhibits.

         16.1 Letter re change in certifying accountant (to be filed by amendment).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               WNC Housing Tax Credit Fund VI, L.P., Series 5
                                               (Registrant)
Date: December 18, 1998        By:      WNC & Associates, Inc.,
                                        General Partner

                                        By:      /s/ JOHN B. LESTER, JR. ,
                                                     John B. Lester, Jr.,
                                                     President